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                            LPLA SEPARATE ACCOUNT ONE
                                    SERIES 1
                                VARIABLE ANNUITY
                                   PROSPECTUS

                                 AUGUST 27, 2004

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                         WITH A FIXED ACCOUNT ISSUED BY
                            LPLA SEPARATE ACCOUNT ONE
                FORMERLY OF LONDON PACIFIC LIFE & ANNUITY COMPANY
              AND NOW OF FIDELITY SECURITY LIFE INSURANCE COMPANY
                                 AUGUST 27, 2004

This prospectus describes the individual deferred variable annuity contract with a Fixed Account issued by Fidelity Security Life Insurance Company (Fidelity, or us, ours, or we). The annuity contract has a Fixed Account which offers an interest rate which is guaranteed by Fidelity and the following 10 Investment
Options:

MFS(R) VARIABLE INSURANCE TRUST:

MFS Investors Growth Stock Series
MFS New Discovery Series
MFS Total Return Series
MFS Value Series

On November 7, 2002, shares of certain portfolios of MFS(R) Variable Insurance Trust were substituted for shares of the portfolios of LPT Variable Insurance Series Trust pursuant to an order issued by the Securities and Exchange Commission.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

The Universal Institutional Funds High Yield Portfolio
The Universal Institutional Funds International Magnum Portfolio
The Universal Institutional Funds Emerging Markets Equity Portfolio

SCUDDER INVESTMENTS VIT FUNDS:

Scudder VIT Equity 500 Index Fund

FEDERATED INSURANCE SERIES:

Federated Prime Money Fund II
Federated Fund for U.S. Government Securities II

Please read this prospectus carefully before investing and keep it on file for future reference. It contains important information about the Deferred Variable Annuity Contract.

To learn more about the Deferred Variable Annuity Contract with a Fixed Account, you can obtain a copy of the Statement of Additional information (SAI) dated August 27, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 19 of this prospectus. For a free copy of the SAI, contact us at our Annuity Service Center.

The Contracts:

      - are not bank deposits

      - are not federally insured

      - are not endorsed by any bank or government agency

      - are not guaranteed and may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INQUIRIES: If you have any questions about your Contract or need more information, please contact us at our Annuity Service Center:

      Annuity Administration
      3130 Broadway
      Kansas City, MO 64111-2406
      1-800-648-8624, Ext. 106

                                TABLE OF CONTENTS

DEFINITIONS OF TERMS USED IN THIS PROSPECTUS......................................          1

SUMMARY...........................................................................          2

FEE TABLE.........................................................................          4

THE DEFERRED VARIABLE ANNUITY CONTRACT............................................          8
   Ownership......................................................................          8
   Assignment.....................................................................          8
   Modification of the Contract...................................................          8

ANNUITY PAYMENTS (THE ANNUITY PERIOD)
   Annuity Date...................................................................          9
   Annuity Payments...............................................................          9
   Annuity Options................................................................          9

HOW TO PURCHASE THE CONTRACT
   Contributions..................................................................         10
   Allocation of Contributions....................................................         10
   Free-Look......................................................................         10
   Accumulation Units.............................................................         10
   Transfers......................................................................         11
   Market Timing/Short-Term Trading...............................................         11

INVESTMENT OPTIONS................................................................         11
   MFS(R)Variable Insurance Trust.................................................         12
   The Universal Institutional Funds, Inc.........................................         12
   Scudder Investments VIT Funds..................................................         12
   Federated Insurance Series.....................................................         12
   Dollar Cost Averaging Program..................................................         12
   Rebalancing Program............................................................         13
   Voting Rights..................................................................         13
   Adding, Deleting, or Substituting Investment Options...........................         13

PERFORMANCE.......................................................................         13

EXPENSES..........................................................................         14
   Mortality and Expense Risk Charge..............................................         14
   Administrative Charge..........................................................         14
   Distribution Charge............................................................         14
   Contract Maintenance Charge....................................................         14
   Contingent Deferred Sales Charge...............................................         14
   Transfer Fee...................................................................         15
   Premium Taxes..................................................................         15
   Income Taxes...................................................................         15
   Investment Option Expenses.....................................................         15

TAXES
   Annuity Contracts in General...................................................         15
   Qualified and Non-Qualified Contracts..........................................         15
   Withdrawals -- Non-Qualified Contracts.........................................         16
   Withdrawals -- Qualified Contracts.............................................         16
   Taxation of Death Benefits.....................................................         16
   Diversification and Owner Control..............................................         16

WITHDRAWALS.......................................................................         17
   Systematic Withdrawal Option...................................................         17
   Suspension of Payments or Transfers............................................         17

DEATH BENEFIT
   Upon Your Death................................................................         18
   Death of Annuitant.............................................................         18

OTHER INFORMATION
   Fidelity Security Life Insurance Company.......................................         18
   The Separate Account...........................................................         18
   Distribution...................................................................         19

TABLE OF CONTENTS OF THE SAI......................................................         19

APPENDIX..........................................................................         20

                  DEFINITIONS OF TERMS USED IN THIS PROSPECTUS

Accumulation Period -- The period of time before the Annuity Date during which you can make Contributions.

Annuity Date -- The date on which Annuity Payments begin.

Annuity Payments -- The series of payments made to you or someone you choose after the Annuity Date.

Annuity Period -- The period of time beginning with the Annuity Date during which we make Annuity Payments.

Annuity Service Center -- The office indicated under Inquiries on the first page of this prospectus to which notices, requests and Contributions must be sent.

Business Day -- Any day the New York Stock Exchange (NYSE) and we are open for business.

Contributions -- The money you invest in the Contract.

Fixed Account -- A segment of our general account which contains all of our assets with the exception of segregated separate account assets.

Investment Option(s) -- Those variable investments available under the Contract.

Non-Qualified Contract -- If you purchase the Contract as an individual and not under an individual retirement annuity, it is referred to as a Non-Qualified Contract.

Owner/Joint Owner -- The person(s) or entity(ies) entitled to ownership rights under the Contract.

Qualified Contract -- If you purchase the Contract under an individual retirement annuity, it is referred to as a Qualified Contract.

Separate Account -- A segregated asset account maintained by us to support the Deferred Variable Annuity and certain other contracts. The Separate Account is LPLA Separate Account One. The Separate Account is into sub-accounts.

Written Request -- A request in writing, in a form satisfactory to us, which is received by the Annuity Service Center.

                                     SUMMARY

The sections in this Summary are explained in more detail later in this prospectus.

THE DEFERRED VARIABLE ANNUITY CONTRACT

This prospectus describes the individual deferred variable annuity contract with a Fixed Account (Contract). The Contract is offered by Fidelity. Previously, the Contract had been issued by London Pacific Life & Annuity Company (London Pacific). Pursuant to an assumption reinsurance transaction, Fidelity is the depositor of the Separate Account (see Other Information -- Fidelity Security Life Insurance Company).

The Contract provides for a death benefit and guaranteed payment plans. The Contract has been designed to meet long-term financial goals and is not suitable as a short-term investment. The Contract is not designed to serve as a vehicle for frequent trading.

The Contract allows you the choice to invest in our Fixed Account or the 10 Investment Options. The Investment Options are intended to offer a better return than the Fixed Account. However, this is NOT guaranteed. You can also lose your money.

Under the Contract, you are the Owner. If you own a Non-Qualified Contract, you can name a Joint Owner. The Joint Owner must be your spouse.

ANNUITY PAYMENTS

You can receive Annuity Payments from your Contract by selecting one of the available Annuity Options. You can choose to have Annuity Payments come from the Fixed Account or the Investment Options or both. If you choose to have any portion of the payments come from the Investment Options, the dollar amount of your Annuity Payments may go up or down depending on the investment performance of the Investment Option(s) you select.

HOW TO PURCHASE THE CONTRACT

The Contract requires an initial Contribution of at least $5,000. If you buy the Contract as an Individual Retirement Annuity (IRA), the initial Contribution must be at least $1,000. You can make additional Contributions of at least $1,000 at any time during the Accumulation Period. Your registered representative can help you fill out the proper forms.

INVESTMENT OPTIONS

You can invest in the following Investment Options:

MFS(R) VARIABLE INSURANCE TRUST:

   MFS Investors Growth Stock Series
   MFS New Discovery Series
   MFS Total Return Series
   MFS Value Series

On November 7, 2002, shares of certain portfolios of MFS(R) Variable Insurance Trust were substituted for shares of the portfolios of LPT Variable Insurance Series Trust pursuant to an order issued by the Securities and Exchange Commission.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC:

   The Universal Institutional Funds High Yield Portfolio
   The Universal Institutional Funds International Magnum Portfolio The Universal Institutional Funds Emerging Markets Equity Portfolio

SCUDDER INVESTMENTS VIT FUNDS:

   Scudder VIT Equity 500 Index Fund

FEDERATED INSURANCE SERIES:

      Federated Prime Money Fund II
      Federated Fund for U.S. Government Securities II

Depending on market conditions and the performance of the Investment Options you select, you can make or lose money in any of these Investment Options.

EXPENSES

The Contract has insurance features and investment features and there are costs related to each. The fees and charges are as follows:

      Mortality and Expense Risk Charge: 1.25% annually of the average daily net asset value of each Investment Option.

      Administrative Charge: .15% annually of the average daily net asset value of each Investment Option.

      Distribution Charge: .10% annually of the average daily net asset value of each Investment Option.

      Transfer Fee: If you make more than 12 transfers in a Contract year, we deduct a transfer fee which is equal to $20 per transfer, or 2% of the amount transferred (whichever is less).

      Contingent Deferred Sales Charge: If you make a withdrawal from your Contract, we will deduct a contingent deferred sales charge which declines from 7% to 0%, depending on the Contract Year. After seven Contract Years, there is no charge for withdrawals.

      Contract Maintenance Charge: Each year Fidelity deducts a $36 contract maintenance charge from your Contract. The charge is waived if the value of your Contract is at least $50,000.

      Premium Taxes: When you make a withdrawal, begin receiving Annuity Payments or when we pay a death benefit, Fidelity may assess a premium tax charge which ranges from 0% to 4%, depending on the state.

      Investment Option Expenses: There are also investment charges which range from .30% to 1.87% of the average daily value of the Investment Option, depending upon the Investment Option you select.

TAXES

Your earnings are not taxed until you take them out. For a Non-Qualified Contract, if you take money out during the Accumulation Period, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the Annuity Period are considered partly a return of your original investment. That part of each payment is not taxable.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract.

DEATH BENEFIT

If you die, a death benefit will be paid to the Beneficiary.

FREE-LOOK

If you cancel the Contract within 10 days after receiving it (or the period required in your state), we will send your money back. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your Contribution. If we are required by law to return your Contribution, we will put your money in the Federated Prime Money Fund II during the free-look period.

                                    FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer Contract value between Investment Options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES

Contingent Deferred             7% in Contract Year 1
Sales Charge (See Note 1)       declining annually
                                (See Note 2)

Transfer Fee (See Note 3)       No charge for first 12 transfers in a Contract
                                year. After that, the fee is the lesser of $20
                                or 2% of the amount transferred.

1. Once each Contract year, you can withdraw up to 10% of unliquidated Contributions (which means not previously withdrawn) on a non-cumulative basis without the imposition of the contingent deferred sales charge (free withdrawal). You can make a free withdrawal once each Contract year unless you have selected the Systematic Withdrawal Option. If you are younger than 59 1/2 when you make a withdrawal, it may be subject to a ten percent (10%) federal income tax penalty.

2. The contingent deferred sales charge is equal to:

                  Charge as a Percentage
                     Of Unliquidated
Contract Year          Contribution
-------------          ------------
  1 year                   7%
  2 years                  7%
  3 years                  6%
  4 years                  5%
  5 years                  4%
  6 years                  3%
  7 years                  2%
8 years or more            0%

3. Fidelity will not charge you the transfer fee even if there are more than 12 transfers in a year if the transfer is made at the end of the free-look period or any transfers made pursuant to an approved Dollar Cost Averaging Program or Rebalancing Program.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Investment Option fees and expenses.

CONTRACT MAINTENANCE        $36 per Contract per Contract year
CHARGE (See Note 1)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Charge............     1.25%
Administrative Charge........................      .15%
Distribution Charge..........................      .10%
                                                  ----
Total Separate Account Annual Expenses.......     1.50%

1. During the Accumulation Period, Fidelity will not charge the contract maintenance charge if the value of your Contract is at least $50,000 or more. However, if you make a complete withdrawal, Fidelity will charge the contract maintenance charge. During the Annuity Period, the full charge will be deducted regardless of the size of your Contract. In the State of North Dakota, the contract maintenance charge is $30.

The next item shows the minimum and maximum total operating expenses charged by the Investment Options that you may pay periodically during the time that you own the Contract. More details concerning each portfolio's fees and expenses are contained in the prospectuses for the Investment Options.

RANGE OF INVESTMENT OPTION OPERATING EXPENSES

                            Minimum         Maximum
                            -------         -------
Total Annual Portfolio
Expenses                     .30%            1.87%

   (expenses that are deducted from a Portfolio's assets, including management fees, shareholder services fees and other expenses)

The table below shows the annual operating expenses for each Investment Option for the year ended December 31, 2003 before and after any applicable contractual expense reimbursements and/or waivers.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR EACH INVESTMENT OPTION(as a percentage of the average daily net assets of a Portfolio)

                                                                                                 Total      Total
                                                         Shareholder              Expenses      Annual    Net Annual
                                              Management  Services    Other     Waived and/or  Portfolio  Portfolio
                                                Fees        Fee      Expenses    Reimbursed    Expenses    Expenses
                                                ----        ---      -------     ----------    --------    --------
MFS(R) VARIABLE INSURANCE TRUST

MFS Investors Growth Stock Series (1)            .75%         N/A      .13%         .00%          .88%      .88%
MFS New Discovery Series (1)                     .90%         N/A      .14%         .00%         1.04%     1.04%
MFS Total Return Series (1)                      .75%         N/A      .09%         .00%          .84%      .84%
MFS Value Series (1) (2) (3)                     .75%         N/A      .43%         .28%         1.18%      .90%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

High Yield Portfolio (4)                         .50%         N/A      .52%         .00%         1.02%     1.02%
International Magnum Portfolio (4)               .80%         N/A      .58%         .00%         1.38%     1.38%
Emerging Markets Equity Portfolio (4)           1.25%         N/A      .62%         .00%         1.87%     1.87%

SCUDDER INVESTMENTS VIT FUNDS

Scudder VIT Equity 500 Index Fund (5)            .20%         N/A      .10%         .00%          .30%      .30%

FEDERATED INSURANCE SERIES

Federated Prime Money Fund II (6)
Federated Fund for U.S.                          .50%      .25%(7)     .17%         .00%          .92%      .92%
Government Securities II (8)                     .60%      .25%(7)     .12%         .00%          .97%      .97%

NOTES TO FEE TABLE

(1) The series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and divided disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 0.87% for Investors Growth Stock Series and 1.03% for New Discovery Series.

(2) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for the series. This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.

(3) The reimbursement agreement will terminate on the earlier of April 30, 2005 or such date as all expenses previously borne by MFS(R) under agreement have been paid by the series.

(4) The table on the previous page does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below, will not exceed 0.80% with respect to the High Yield Portfolio; 1.15% with respect to the International Magnum Portfolio; and 1.75% with respect to the Emerging Markets Equity Portfolio.

In determining the actual amount of voluntary management fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual operating expenses. If these expenses were included, the Portfolio's total annual operating expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown in the preceding paragraph of this note.

For the fiscal year ended December 31, 2003, after giving effect to the Adviser's voluntary management fee waivers and/or expense reimbursements, the total annual operating expenses incurred by investors were 0.80% with respect to the High Yield Portfolio; 1.15% with respect to the International Magnum Portfolio; and 1.78% with respect to the Emerging Markets Equity Portfolio (excluding investment related expenses, the total annual operating expenses after fee waivers and/or expense reimbursements were 1.75% for the Emerging Markets Equity Portfolio). Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.

(5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit expenses to 0.30% of the average daily net assets of the Fund until April 30, 2005.

(6) Although not contractually obligated to do so, the Adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2003.

Total Waivers of Fund Expenses.......  0.27%

Total Actual Annual Fund Operating
  Expenses (after waivers)...........  0.65%

The Adviser has voluntary waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.48% for the fiscal year ended December 31, 2003.

(7) The Fund did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2003. The Fund has no present intention of paying or accruing shareholder services fee during the fiscal year ending December 31, 2004.

(8) Although not contractually obligated to do so, the shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended December 31, 2003.

Total Waivers of Fund Expenses..........   0.25%

Total Actual Annual Fund Operating
  Expenses (after waivers)..............   0.72%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Investment Option fees and expenses.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the (a) maximum and (b) minimum fees and expenses of any of the Investment Options. The examples reflect annual Investment Option expenses before any fee waiver and/or expense reimbursements. Your expenses will be less than the expenses in the chart below for those options with a waiver or reimbursement for the applicable periods (see "Total Annual Portfolio Operating Expenses for Each Investment Option" above). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

     1 year       3 years      5 years       10 years
(a) $ 1,073.59  $ 1,790.80   $ 2,509.81   $   4,927.94
(b) $   917.15  $ 1,300.26   $ 1,655.12   $   3,016.39

(2) If you do not surrender your Contract or if you begin receiving Annuity
Payments:

      1 year     3 years     5 years     10 years
(a) $  373.59  $ 1,190.80  $ 2,109.81  $   4,927.94
(b) $  217.15  $   700.26  $ 1,255.12  $   3,016.39

THE DEFERRED VARIABLE
ANNUITY CONTRACT

This prospectus describes the Individual Deferred Variable Annuity Contract with a Fixed Account (Contract) issued by Fidelity.

An annuity is a contract between you (the Owner) and us (an insurance company) where we promise to pay you (or someone you choose) an income, in the form of Annuity Payments. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Period. Once you begin receiving Annuity Payments, your Contract switches to the Annuity Period.

The Contract benefits from tax deferral. This means that you are not taxed on the earnings or appreciation on the money in your Contract until you take money out.

You can choose to invest in the 10 Investment Options. Depending on market conditions and the performance of the Investment Option(s) you select, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the Accumulation Period depends upon the investment performance of the Investment Option(s) you select. The amount of Annuity Payments you receive during the Annuity Period from the variable annuity portion of the Contract also depends, in part, on the investment performance of the Investment Option(s) you select for the Annuity Period.

The Contract also offers you a Fixed Account. The Fixed Account offers an interest rate that's guaranteed by Fidelity. If you select the Fixed Account, your money will be placed with the other general assets of Fidelity.

OWNERSHIP

OWNER -- Under the Contract you are the Owner. You name an Annuitant. You may change Owners of the Contract at any time prior to the Annuity Date by Written Request. A change of Owner will automatically revoke any prior designation of Owner. The change will become effective as of the date the Written Request is signed. A new designation of Owner will not apply to any payment made or action taken by us prior to the time it was received.

If the Contract is Non-Qualified and is owned by a non-natural person (for example, a corporation) it is not treated as an annuity contract for tax purposes. This means that income on the Contract is treated as ordinary income received by the Owner during the taxable year. You should seek tax advice before you buy the Contract if it is going to be owned by a trust or other non-natural person.

A Non-Qualified Contract may be owned by Joint Owners. Any Joint Owner must be your spouse. When either Owner dies, the surviving Joint Owner will be the primary Beneficiary. We will treat any other designated Beneficiary as a contingent Beneficiary unless you specify otherwise in a Written Request.

Unless you tell us otherwise, if there are Joint Owners all transactions will require both signatures except for telephone transfers. If the telephone transfer option is elected and there are Joint Owners, either Joint Owner can give telephone instructions.

ANNUITANT -- The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant when the Contract is issued. You can change the Annuitant at any time before the Annuity Date. The Annuitant may not be changed in a Contract that is owned by a non-natural person. Any change of Annuitant is subject to our underwriting rules which are in effect at the time.

BENEFICIARY -- The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you may change the primary Beneficiary(ies) or contingent Beneficiary(ies). A change must be made by Written Request. The change will take effect as of the date the Written Request is signed. Fidelity will not be liable for any payment made or action it takes before the change is recorded.

ASSIGNMENT

You can assign (transfer ownership) the Contract at any time during your lifetime. You must send a Written Request to our Annuity Service Center specifying the terms of the assignment. Fidelity will not be liable for any payment or other action it takes in accordance with the Contract until it receives notice of the assignment. Any assignment made after the death benefit has become payable will only be valid with Fidelity's consent. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the Contract is issued pursuant to a Qualified plan, there may be limitations on your ability to assign the Contract.

MODIFICATION OF THE CONTRACT

The Contract may be modified in order to comply with applicable state and federal law. A Contract may be changed or altered only by the President or Vice President and the Secretary of Fidelity. Any change must be in writing.

ANNUITY PAYMENTS
(THE ANNUITY PERIOD)

ANNUITY DATE

You can receive regular Annuity Payments from your Contract. You will receive the payments unless you choose someone else to receive them. The day on which those payments begin is called the Annuity Date. The Annuity Date must be the first day of a calendar month and must be at least one month after we issue your Contract. The Annuity Date may not be later than when the Annuitant reaches age 85 or 10 years after we issue your Contract if you are age 75 or older on the day your Contract is issued. You can change the Annuity Date by Written Request. Any change must be requested at least 7 days prior to the Annuity Date.

ANNUITY PAYMENTS

During the Annuity Period, you have the same investment choices you had just before the start of the Annuity Period. During the Annuity Period, payments can come from the Investment Options you have selected (meaning they are variable Annuity Payments) or from the Fixed Account (meaning they are fixed Annuity Payments). You must select if you want variable Annuity Payments or fixed Annuity Payments or a combination of both no later than 15 days before the Annuity Date. If you do not instruct us, your payments will be variable Annuity Payments.

Annuity Payments are made monthly. If the Annuity Payment would be or become less than $200 ($100 if a combination fixed and variable annuity is selected), we will reduce the frequency of the Annuity Payments to an interval which will result in each payment being at least $200 ($100 if a combination fixed and variable annuity is selected).

If you choose to have any portion of your Annuity Payments come from the Investment Options, the dollar amount of your payments will depend on the following:

      (1) the value of your Contract in the Investment Option on the Annuity
          Date;

      (2) the 4% assumed investment rate used in the Contract;

      (3) the performance of the Investment Option(s) you select;

      (4) the Annuity Option you select; and

      (5) the age of the Annuitant and any joint Annuitant with respect to certain Annuity Options.

If the actual performance exceeds the 4% assumed investment rate, your Annuity Payments will increase. Likewise, if the actual investment rate is less than 4%, your Annuity Payments will decrease.

The SAI contains a description of how Annuity Payments and Annuity Unit values are calculated.

ANNUITY OPTIONS

You can choose among income plans. We call them Annuity Options. We ask you to choose an Annuity Option when you buy the Contract. Prior to the Annuity Date you may change the Annuity Option by Written Request. Any change must be requested at least 7 days prior to the Annuity Date.

You can choose one of the following Annuity Options or any other Annuity Option acceptable to us.

OPTION A. LIFE ANNUITY. Under this option, we will make monthly Annuity Payments during the life of the Annuitant. After the Annuitant dies, we stop making Annuity Payments.

OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 120 MONTHS. Under this option, we will make monthly Annuity Payments during the life of the Annuitant. If the Beneficiary does not want payments to continue for the rest of the period certain, he or she may elect to have the present value of the guaranteed Annuity Payments remaining commuted and paid in a lump sum.

OPTION C. JOINT & SURVIVOR ANNUITY. Under this option, we will make monthly Annuity Payments so long as the Annuitant and the Joint Annuitant are alive. After the first Annuitant dies and during the lifetime of the surviving Annuitant, we will continue making Annuity Payments at 66 2/3%. After the surviving Annuitant dies, we will stop making Annuity Payments.

OPTION D. PAYMENT FOR A PERIOD CERTAIN. Under this option, we will make monthly Annuity Payments for a fixed period of years. The period must be at least 10 years and cannot be more than 30 years. If you do not want to continue to receive payments for the rest of the selected period, you may elect to have the present value of the remaining payments commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election.

HOW TO PURCHASE THE CONTRACT

CONTRIBUTIONS

Contributions are the money you give us to buy the Contract. The minimum we will accept is $5,000 when the Contract is bought as a Non-Qualified Contract. If you are buying the Contract as part of an IRA (individual retirement annuity), the minimum we will accept is $1,000. You can make additional Contributions of $1,000 ($100 if the periodic investment plan option is elected). The maximum Contributions we will accept without our prior approval are $1,000,000 except if you are 75 years old when you buy the Contract in which case the maximum is $500,000. We reserve the right to reject any Contribution or Contract.

ALLOCATION OF CONTRIBUTIONS

When you purchase the Contract, we will allocate your Contribution to the Investment Option(s) you have selected. Unless you instruct us otherwise, subsequent Contributions will be allocated in the same manner as the initial Contribution. Your allocations must be in whole numbers with a minimum allocation of 10% of each Contribution or transfer (unless the Contribution is being made pursuant to an approved Dollar Cost Averaging Program). Under certain circumstances we will allocate your initial Contribution to the Federated Prime Money Fund II until the end of the free-look period.

Once we receive your Contribution and the necessary information and they are deemed to be in good order, we will issue you a Contract and allocate your Contribution within 2 business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your Contract by making additional Contributions, we will credit these amounts to your Contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

FREE-LOOK

If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it (or the period required in your state), and we will send your money back. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your Contribution. If you have purchased the Contract as an individual retirement annuity or in certain states, we are required to return your Contribution. If that is the case, we will put your money in the Federated Prime Money Fund II for 15 days after we allocate your Contribution (or whatever period is required in your state) and refund the greater of your Contribution or the value of your Contract.

ACCUMULATION UNITS

The value of your Contract allocated to the Investment Options will go up or down depending upon the investment performance of the Investment Option(s) you select. In order to keep track of the value of your Contract, we use a unit of measure we call an accumulation unit. During the Annuity Period, we call it an annuity unit. The difference between accumulation unit values and annuity unit values is the assumed investment rate factor raised to the power equal to the number of years since the initial accumulation unit values were set.

Every Business Day we determine the value of an accumulation unit for each Investment Option. We this by:

   1. determining the total amount of money invested in the particular Investment Option;

   2. subtracting from that amount the mortality and expense risk charge, the administrative charge and the distribution charge; and

   3. dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make your Contribution to the Contract, we will credit your Contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the Contribution allocated to an Investment Option by the value of the accumulation unit for that Investment Option.

Fidelity calculates that value of an accumulation unit for each Investment Option after the New York Stock Exchange (NYSE) closes each day and then credits your Contract.

EXAMPLE:

On Wednesday we receive an additional Contribution from you of $4,000. You have instructed us to allocate it to the MFS Value Series. When the New York Stock Exchanges closes on that Wednesday, we determine that the value of an accumulation unit for the MFS Value Series is $12.50. We then divide $4,000 by $12.50 and credit your Contract with 320 accumulation units for the MFS Value Series on that Wednesday night.

TRANSFERS

You can make transfers among the Investment Options and the Fixed Account before the Annuity Date.

The minimum amount which you can transfer is $500 from one or more Investment Options or the Fixed Account or your entire interest in the Investment Option or Fixed Account, if less. The minimum which must remain in an Investment Option or Fixed Account after a transfer is $500 for each Investment Option or Fixed Account, or $0 if the entire interest in the Investment Option or Fixed Account is transferred.

During the Annuity Period you may make a transfer from one or more of the Investment Options to the Fixed Account once a Contract year. You may not make a transfer from the Fixed Account to the Investment Options during the Annuity Period.

If you make more than 12 transfers in a year, a transfer fee may be assessed.

Telephone transfers can be made pursuant to a Written Request. We will use reasonable procedures to confirm that instructions given us by telephone are genuine. If we fail to use such procedures, we may be liable for losses due to fraudulent or unauthorized instructions. We reserve the right to modify or terminate telephone transfer privileges.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privileges described above.

The Contracts are not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options. When Fidelity becomes aware of such disruptive transactions, we may modify the transfer provisions of the Contract.

MARKET TIMING/SHORT-TERM TRADING

Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios which are Investment Options for the Contract are designed for short-term investing since such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an adviser's or sub-adviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). If we become aware of potentially harmful transfer activity, restrictions may be imposed by us on transfers. We reserve the right to take actions to restrict transfers including, but not limited to:

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

      - restricting transfers into and out of certain Investment Options.

Transfers may also be delayed when any of the events described in "Suspension of Payments or Transfers" occur (see page 17). In addition, transfer privileges also may be subject to restrictions and/or fees that may be imposed by the underlying funds. Further, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the underlying funds.

We cannot guarantee that the funds will not be harmed by transfer activity related to Fidelity or other insurance companies and/or retirement plans that may invest in the funds. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified. To the extent that Fidelity does not detect and prevent market timing activity, it may result in increased portfolio transaction costs, lower performance and may be disruptive to management of a portfolio. It is not Fidelity's practice to waive any policies that it may have against market timing. However, to the extent that it is not deemed by Fidelity to be harmful to other contract owners, Fidelity may provide waivers based on the facts and circumstances of a proposed transaction should a contract owner present a case of medical hardship, in the event of a national emergency, or in the case of a rapidly declining stock market.

INVESTMENT OPTIONS

The following Investment Options are available. Additional Investment Options may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS. CERTAIN INVESTMENT OPTIONS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT.

The investment objectives and policies of certain Investment Options are similar to the investment objectives of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Options have the same investment advisers.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative instruments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

MFS(R) VARIABLE INSURANCE TRUST

MFS(R) Variable Insurance Trust is a mutual fund comprised of fifteen series, four of which are available under the Contract. Massachusetts Financial Services Company is the investment adviser to the series. The following Investment Options are available under the Contract:

      MFS Investors Growth Stock Series
      MFS New Discovery Series (capital appreciation)
      MFS Total Return Series
      MFS Value Series

On November 7, 2002, shares of certain portfolios of MFS(R) Variable Insurance Trust were substituted for shares of the portfolios of LPT Variable Insurance Series Trust pursuant to an order issued by the Securities and Exchange Commission.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC

The Universal Institutional Funds, Inc. (formerly, Morgan Stanley Dean Witter Universal Funds, Inc.) is a mutual fund with eighteen portfolios, three of which are available under the Contract. Morgan Stanley Investment Management Inc. is the investment adviser to the High Yield, International Magnum and Emerging Markets Equity Portfolios. The following Investment Options are available under the Contract:

     High Yield Portfolio

     International Magnum Portfolio
           (long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries)
     Emerging Markets Equity Portfolio

SCUDDER INVESTMENTS VIT FUNDS

Scudder Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds) is a Trust with multiple series of funds, one of which is available under the Contract. Deutsche Asset Management, Inc. is the investment advisor of the Fund. Northern Trust Investments, N.A. acts as investment sub-advisor of the Fund. The following Investment Option is available under the Contract:

      Scudder VIT Equity 500 Index Fund (formerly Deutsche VIT Equity 500 Index
        Fund)

FEDERATED INSURANCE SERIES

Federated Insurance Series is a mutual fund with multiple separate investment portfolios, two of which are available under the Contract. Federated Investment Management Company is the investment adviser of the Federated Prime Money Fund II and the Federated Fund for U.S. Government Securities II. The following Investment Options are available under the Contract:

      Federated Prime Money Fund II
      Federated Fund for U.S. Government Securities II

Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with Fidelity. Certain portfolios may also be sold directly to qualified plans. The portfolios do not believe that offering their shares in this manner will be disadvantageous to you.

We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisers, distributors and/or affiliates. We may receive revenues from the Investment Options, their investment advisers, distributors and/or affiliates for performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account. These percentages differ; some Investment Options, investment advisers, distributors and/or affiliates pay us a greater percentage than others.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program is a program, which if elected, permits you to systematically transfer amounts monthly, quarterly, semi-annually or annually from the Federated Prime Money Fund II, the Federated Fund for U.S. Government Securities II, the Universal Institutional Funds High Yield Portfolio or the Fixed Account to one or more of the other Investment Options. Transfers to the Fixed Account are not permitted. To participate in the program, the value of your Contract must be at least $20,000. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must participate in Dollar Cost Averaging for at least 12 months. There is no current charge for Dollar Cost Averaging. However, we reserve the right to charge for it in the future. Transfers under this program will take place on the date you request to participate in the program and anniversaries of that date.

Transfers made pursuant to the Dollar Cost Averaging Program are not taken into account in determining the transfer fee.

We reserve the right at any time and without prior notice to any party, to terminate, suspend or modify the Dollar Cost Averaging Program.

Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected Investment Option(s) regardless of fluctuating price levels of the Investment Options(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

REBALANCING PROGRAM

You may use an asset allocation model at the time you purchase the Contract to help you establish your initial investment allocations. If you do, you may rebalance your investments monthly to maintain the allocation in the model.

Rebalancing provides for periodic automatic transfers among the Investment Options. Any amounts in the Fixed Account will not be transferred as part of this program.

Transfers made pursuant to the Rebalancing Program are not taken into account in determining the transfer fee.

VOTING RIGHTS

Fidelity is the legal owner of the Investment Option shares. However, Fidelity believes that when an Investment Option solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that Fidelity owns on its own behalf. Should Fidelity determine that it is no longer required to comply with the above, it will vote the shares in its own right.

ADDING, DELETING, OR SUBSTITUTING INVESTMENT OPTIONS

We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

If an Investment Option is eliminated, we will ask you to reallocate any amount in the eliminated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

If we make a portfolio substitution or change, we may change the Contract to reflect the substitution or change.

PERFORMANCE

Fidelity may advertise performance of the various Investment Options. Performance information of an Investment Option is based on past performance only and is no indication of future performance.

Fidelity will calculate performance by determining the percentage change in an Investment Option by dividing the increase (decrease) for the Option by the value of the Investment Option at the beginning of the period. The performance number will reflect the expenses of the Investment Option and the deduction of the mortality and expense risk charge, the administrative charge, the distribution charge and any applicable contract maintenance charge. This non-standard performance will not reflect the deduction of the contingent deferred sales charge. The deduction of any applicable contingent deferred sales charge would reduce the percentage increase or make greater any percentage decrease. Fidelity may also advertise performance information which is computed on a different basis. In that case, any advertisement will also include average annual total return figures which reflect the deduction of all fees and charges.

Future performance will vary and the results which may be shown are not necessarily representative of future results.

EXPENSES

There are charges and other expenses associated with the Contract that reduce the return on your investment in the Contract. These charges and expenses are:

MORTALITY AND EXPENSE RISK CHARGE. This charge is equal, on an annual basis, to 1.25% of the daily value of the Contract invested in an Investment Option, after fund expenses have been deducted. This charge is for all the insurance benefits e.g., guarantee of annuity rates, the death benefit, for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract. Fidelity may use any profits it makes from this charge to pay for the costs of distributing the Contract.

ADMINISTRATIVE CHARGE. This charge is equal, on an annual basis, to .15% of the daily value of the Contract invested in an Investment Option, after fund expenses have been deducted. This charge, together with the contract maintenance charge (see below), is for the expenses associated with the administration of the Contract. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

DISTRIBUTION CHARGE. This charge is equal, on an annual basis, to .10% of the daily value of the Contract invested in an Investment Option, after fund expenses have been deducted. This charge compensates Fidelity for the costs associated with the distribution of the Contract.

CONTRACT MAINTENANCE CHARGE. On each anniversary of the date when your Contract was issued, Fidelity deducts $36 ($30 in the state of North Dakota) from your Contract as a contract maintenance charge. This charge is for administrative expenses. This charge cannot be increased.

Fidelity will not deduct this charge during the Accumulation Period if, when the deduction is to be made, the value of your Contract is $50,000 or more. If you make a complete withdrawal from your Contract, the contract maintenance charge will also be deducted. The contract maintenance charge is deducted pro rata from the Investment Options and the Fixed Account (except in South Carolina, Texas and Washington, the charge is only deducted from the Investment Options).

After the Annuity Date, the charge will be collected monthly out of each Annuity Payment regardless of the size of the Contract.

CONTINGENT DEFERRED SALES CHARGE. During the Accumulation Period, you can make withdrawals from your Contract. However, if all or a portion of the Unliquidated Contribution is withdrawn within the first 7 Contract years, Fidelity will access a contingent deferred sales charge (unliquidated Contributions means Contributions that you have not previously surrendered or withdrawn). The charge is based on the Contract year in which you make a withdrawal and is applied only to a withdrawal of Contribution. The charge is as follows:

                                           Charge as a
                                           Percentage of
                                           Unliquidated
Contract Year                              Contribution
-------------                              ------------
1 year                                         7%
2 years                                        7%
3 years                                        6%
4 years                                        5%
5 years                                        4%
6 years                                        3%
7 years                                        2%
8 years or more                                0%

Free Withdrawals. Once a year on a non-cumulative basis, you can withdraw up to 10% of your unliquidated Contributions without the contingent deferred sales charge (free withdrawal amount). For purposes of the free withdrawal amount and the contingent deferred sales charge, amounts you withdraw as a free withdrawal are not considered a liquidation of Contributions. If you choose to make withdrawals under our Systematic Withdrawal Option, the once a year limitation on withdrawals for the free withdrawal amount is waived if you have not made any other free withdrawals during that Contract year.

In addition, in certain states, if you have been confined to a convalescent care facility for any continuous ninety day period or if you are first diagnosed as having a terminal illness and it is at least 90 days after the day your Contract was issued, you can make a one time withdrawal of a certain amount and Fidelity will not assess the contingent deferred sales charge. We will call this the Convalescent Care Facility/Terminal Illness Benefit. This benefit may not be available in all states.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

NOTE: FOR TAX PURPOSES, WITHDRAWALS ARE CONSIDERED TO HAVE COME FROM THE LAST MONEY INTO THE CONTRACT. THUS, FOR TAX PURPOSES, EARNINGS ARE CONSIDERED TO COME OUT FIRST.

See the Appendix for examples of how the contingent deferred sales charge is calculated.

Reduction or Elimination of the Contingent Deferred Sales Charge. Fidelity will reduce or eliminate the amount of the contingent deferred sales charge when the Contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already had a relationship with Fidelity. Fidelity will not deduct a contingent deferred sales charge under a Contract issued to an officer, director or employee of Fidelity or any of its affiliates.

TRANSFER FEE. You can make 12 free transfers every year. We measure a year from the day we issue your Contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $20 for each transfer thereafter or 2% of the amount transferred (whichever is less). The transfer fee will be deducted from the Investment Option or the Fixed Account from which the transfer is made. If your entire interest in the Investment Option or the Fixed Account is being transferred, the transfer fee will be deducted from the amount that is transferred. If the transfer is made from more than one Investment Option or the Fixed Account, the transfer fee will be deducted pro-rata from each Investment Option or the Fixed Account from which a transfer is made.

Any transfers made pursuant to the Dollar Cost Averaging or Rebalancing Programs will not count in determining the transfer fee. A transfer at the end of the free-look period will also not count in determining the transfer fee.

PREMIUM TAXES. Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. For those states that assess premium taxes upon receipt of purchase payments, premium taxes will be deducted upon surrender of the Contract, annuitization or payment of death benefits. For all other states, premium taxes will be assessed against and deducted from the Contract value used to provide benefits upon annuitization. Premium taxes generally range from 0% to 4%, depending on the state.

INCOME TAXES. Fidelity will deduct from the Contract for any income taxes which it incurs because of the Contract. At the present time, we are not making any such deductions.

INVESTMENT OPTION EXPENSES. There are deductions from and expenses paid out of the assets of the various Investment Options, which are described in the fund prospectuses.

TAXES

NOTE: Fidelity has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. Fidelity has included an additional discussion regarding taxes in the Statement of Additional Information.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (qualified or non-qualified) (see following sections).

You, as the owner, will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal or as Annuity Payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment is treated as a partial return of your Contribution and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity Payments received after you have received all of your Contributions are fully includible in income.

When a Non-Qualified Contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person), the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

If you purchase the Contract as an individual and not as an individual retirement annuity (IRA), your Contract is referred to as a Non-Qualified Contract.

If you purchase the Contract as an IRA, your Contract is referred to as a Qualified Contract.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a Qualified Contract.

WITHDRAWALS -- NON-QUALIFIED CONTRACTS

If you make a withdrawal from your Non-Qualified Contract, the Code treats such a withdrawal as first coming from earnings and then from your Contribution. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      (1)   paid on or after the taxpayer reaches age 59 1/2;

      (2)   paid after you die;

      (3)   becomes totally disabled (as that term is defined in the Code);

      (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      (5)   paid under an immediate annuity: or

      (6)   which come from purchases payments made prior to August 14, 1982.

WITHDRAWALS -- QUALIFIED CONTRACTS

If you make a withdrawal from your Qualified Contract, a portion of the withdrawal is treated as taxable income. This portion depends on the ratio of pre-tax Contributions to the after-tax Contributions in your Contract. If all of your Contributions were made with pre-tax money, then the full amount of any withdrawal is includible in taxable income. Special rules may apply to withdrawals from certain types of Qualified Contracts.

The Code also provides that any amount received under a Qualified Contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

      (1)   paid on or after you reach age 59 1/2;

      (2)   paid after you die;

      (3) paid if you become totally disabled (as that term is defined in the Code);

      (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for life or a period not exceeding life expectancy;

      (5) paid for certain allowable medical expenses (as defined in the Code);

      (6)   paid on account of an IRS levy upon the qualified contract;

      (7)   paid from an IRA for medical insurance (as defined in the Code);

      (8)   paid from an IRA for qualified higher education expenses; or

      (9) paid from an IRA for up to $10,000 for qualified first-time homebuyer expenses (as defined in the Code).

We have provided a more complete discussion in the Statement of Additional Information.

TAXATION OF DEATH BENEFITS

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or annuity payments. Estate taxes may also apply.

The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments (contributions) or contract value. The Contract offers death benefits which may exceed the greater of purchase payments (Contributions) or Contract value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the Contract may not qualify as an IRA (including Roth
IRAs) which may result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. You should consult your tax adviser regarding these features and benefits prior to purchasing a Contract.

DIVERSIFICATION AND OWNER CONTROL

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Fidelity believes that the Investment Options are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of Fidelity and the manager of the underly-ing investments, no arrangements may exist between a contract owner and Fidelity regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or Fidelity regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the Investment Options.

Due to the uncertainty in this area, Fidelity reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

WITHDRAWALS

At any time during the Accumulation Period, you may make a partial or total withdrawal from your Contract by Written Request (in the state of Washington, you can also make a withdrawal on the Annuity Date). Unless you tell us otherwise, withdrawals will be made from the Investment Options. The withdrawal will be made pro-rata from the Investment Options (unless you tell us otherwise). A partial withdrawal is taken from the value for which the free withdrawal amount applies and then from the value which is subject to a contingent deferred sales charge.

Each partial withdrawal must be for at least $500 (this requirement may be waived to meet the minimum distribution requirements for Qualified Contracts). We require that after you make a partial withdrawal, the greater of $2,000 or 150% of the applicable contingent deferred sales charge must remain in your Contract (this requirement may be waived to meet the minimum distribution requirements for Qualified Contracts). We also require that after a partial withdrawal, at least $500 must remain in an Investment Option or the Fixed Account.

When you make a withdrawal, you will receive the value of your Contract, less any applicable contingent deferred sales charge, less any premium tax and less any contract maintenance charge. We will pay the amount of any withdrawal within 7 days of your request unless the suspension of payments or transfer provision is in effect (see below).

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL OPTION

You may use the Systematic Withdrawal Option to pre-authorize automatic withdrawals. You may participate in this option if the value of your Contract is at least $20,000 on the day you request this option. Withdrawals can be made monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw is $100 each payment. The standard date of the month for withdrawals is the date you request to enroll in this option. You can specify a different date. You can stop withdrawals with 30 days' written notice to us.

Under the systematic withdrawal option, you can withdraw up to 10% of the unliquidated Contributions as of the immediately preceding Contract anniversary or, if during the first Contract year, as of the date your Contract is issued. If you use the Systematic Withdrawal Option, it replaces the free withdrawal in the same Contract year. Any amount you withdraw in excess of the free withdrawal amount may be subject to the contingent deferred sales charge.

We do not currently charge for systematic withdrawals. We reserve the right to charge for this option in the future.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SUSPENSION OF PAYMENTS OR TRANSFERS

Fidelity may be required to suspend or postpone payments for surrenders or transfers for any period when:

      1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      2.    trading on the New York Stock Exchange is restricted;

      3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or Fidelity cannot reasonably value the shares of the Investment Options; or

      4. during any other period when the Securities and Exchange Commission by order, so permits for the protection of Owners.

Fidelity reserves the right to postpone payment for a withdrawal or transfer from the Fixed Account for a period of up to 6 months.

DEATH BENEFIT

UPON YOUR DEATH

If you or any Joint Owner die before the Annuity Date, Fidelity will pay your beneficiary a death benefit. Upon the death of the Joint Owner, the surviving Joint Owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. The amount of the death benefit depends on how old the Owner or Joint Owner is.

Prior to the Owner or oldest Joint Owner reaching age 75, the death benefit will be the greater of:

      1. the adjusted Contribution, (which means your initial Contribution, plus any subsequent Contributions less any subsequent partial withdrawals in the same proportion that the Contract value was reduced on the date of the withdrawal); or

      2. the value of your Contract as of the day Fidelity receives at its Annuity Service Center both proof of death and a payment method election; or

      3. the value of your Contract on the most recent seventh year Contract anniversary or the adjusted Contributions as of the most recent seventh year Contract anniversary, whichever is greater. This amount is increased for subsequent Contributions and is reduced for subsequent partial withdrawals in the same proportion that the Contract value was reduced on the date of the withdrawal.

After the Owner or the oldest Joint Owner reaches age 75 but before reaching age 85, the death benefit will be determined in accordance with the above and will be subject to any applicable contingent deferred sales charge determined at the time the death benefit is paid.

After the Owner or the oldest Joint Owner reaches age 85, the death benefit will be the value of the Contract as of the day we receive both proof of death and an election of the payment method, less any applicable contingent deferred sales charge determined at the time the death benefit is paid.

In certain states, the death benefit will be the value of your Contract as of the day Fidelity receives proof of death and an election of the payment method, less any applicable contingent deferred sales charge determined at the time the death benefit is paid.

See the Appendix for examples of how the death benefit is calculated.

The entire death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have the death benefit payable under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payment must begin within one year of the date of death. In the event of the death of the Owner who is not an Annuitant, if the Beneficiary is the spouse of the Owner, he or she may elect to continue the Contract in his/her own name at the then current Contract value. Payment to the Beneficiary, other than a single lump sum, can only be elected during the 60 day period beginning with the date of receipt of proof of death.

If you or a Joint Owner (who is not the Annuitant) die during the Annuity Period, any remaining Annuity Payments will continue at least as rapidly as under the method of distribution in effect at the Owner's death. Upon the death of the Owner during the Annuity Period, the beneficiary becomes the Owner.

DEATH OF ANNUITANT

Upon the death of the Annuitant, who is not the Owner, during the Accumulation Period, you may designate a new Annuitant subject to our underwriting rules then in effect. If you do not designate a new Annuitant within 30 days of the death of the Annuitant, you will become the Annuitant. If the Owner is a non-natural person, the death or change of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

OTHER INFORMATION

FIDELITY SECURITY LIFE INSURANCE COMPANY

Fidelity Security Life Insurance Company, 3130 Broadway, Kansas City, Missouri 64111-2406, is a stock life insurance company. We were originally incorporated on January 17, 1969, as a Missouri corporation. We are principally engaged in the sale of life insurance and annuities. We are licensed in the District of Columbia and all states except New York, where we are only admitted as a reinsurer. Fidelity Security Life Insurance Company is majority owned by Richard
F. Jones (an individual). Prior to August 27, 2004, London Pacific was the depositor of the Contracts.

THE SEPARATE ACCOUNT

London Pacific established a separate account known as LPLA Separate Account One (Separate Account) to hold the assets that underlie the Contracts. On August 27, 2004, Fidelity became the depositor. The Board of Directors of London Pacific adopted a reso-lution to establish the Separate Account under North Carolina insurance law on November 21, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

The assets of the Separate Account are held in Fidelity's name on behalf of the Separate Account and legally belong to Fidelity. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business Fidelity may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts without regard to income, gains or losses from any other contracts we may issue.

DISTRIBUTION

National Pension and Group Consultants, Inc. (NPGC) serves as the distributor of the Contracts. NPC is located at 3130 Broadway, Kansas City, Missouri 64111-2406. Prior to August 27, 2004 London Pacific Securities, Inc. was the distributor of the Contracts.

STATEMENT OF ADDITIONAL INFORMATION

For further information about the Contract you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us.

      The Table of Contents of this statement is as follows:

      Company
      Independent Registered Public Accounting Firm
      Legal Opinions
      Distribution
      Reduction or Elimination of Contingent Deferred
        Sales Charge
      Yield Calculation for the Federated Prime Money
        Fund II Sub-Account
      Calculation of Performance Information
      Federal Tax Status
      Annuity Provisions
      Financial Statements

                                    APPENDIX

The purpose of the examples below is to help you understand how the contingent deferred sales charge is calculated and to show you how the death benefit is calculated. These are just hypothetical examples and may not represent your particular facts and circumstances. The death benefit amounts in the examples below are purely hypothetical.

I. WITHDRAWALS AND CONTINGENT DEFERRED SALES CHARGES

EXAMPLE A - TOTAL WITHDRAWAL IN CONTRACT YEAR TWO

Example A assumes the following:

      (1) Your initial Contribution was $10,000 and you selected one Investment Option.

      (2)   You make a total withdrawal during the second Contract year.

      (3) The value of your Contract at the time of the total withdrawal is $10,950.

      (4)   You did not make any other Contributions or previous withdrawals.

The following applies to this Example:

            (a) Earnings in the Contract are not subject to the contingent deferred sales charge (CDSC). Therefore, $950 ($10,950 -- $10,000 = $950) is not subject to the CDSC.

            (b) The balance of the total withdrawal of $10,000 is subject to the CDSC applied during the second year, since the free withdrawal amount does not apply to total withdrawals.

            (c)   The amount of the applicable CDSC is $700 (.07 x 10,000).

            (d)   The amount of the total withdrawal is $10,950 -- $700 =
                  $10,250.*

*If you make a total withdrawal on other than a Contract anniversary and the Contract value when you make the total withdrawal is less than $50,000, then we will deduct the full contract maintenance charge of $36 at the time of the total withdrawal.

EXAMPLE B -- PARTIAL WITHDRAWAL IN THE AMOUNT OF $3,000 IN CONTRACT YEAR TWO

We have used the same assumptions in this Example as we used in Example A except that in this Example we assume that you made a partial withdrawal of $3,000 in Contract year two:

            (a) In a partial withdrawal, 10% of the unliquidated Contributions may be withdrawn as a free withdrawal amount without the imposition of the CDSC. ($10,000 x .10 = $1,000). Therefore, $1,000 of the $3,000 partial withdrawal is not subject to the CDSC.

            (b) For purposes of determining the amount of the CDSC, unliquidated Contributions are deemed to be withdrawn before earnings in the Contract.

            (c)   The amount of the CDSC is $140 ($2,000 x .07= $140).

            (d) In this Example, from the partial withdrawal of $3,000 you will receive $2,860.

EXAMPLE C -- PARTIAL WITHDRAWAL IMMEDIATELY FOLLOWED BY A TOTAL WITHDRAWAL

Example C assumes the following:

      (1) Your initial Contribution was $10,000 and you selected one Investment Option.

      (2)   You make withdrawals during the second Contract year.

      (3) The value of your Contract at the time of the withdrawals is $10,950.

      (4)   You make a partial withdrawal of $1,000.

The following applies to the Example:

            (a) As noted in Example B, the partial withdrawal of $1,000 is not subject to the CDSC because of the 10% free withdrawal amount of $1,000. The remaining Contract value is $9,950.

            (b) For purposes of the total withdrawal you make immediately following the partial withdrawal, your original Contribution of $10,000 is used for calculating the CDSC because free withdrawal amounts do not reduce the Contributions for purposes of calculating the CDSC.

            (c)   The amount of the CDSC is $700 (.07 x $10,000).

            (d)   The amount of the total withdrawal is 9,250 ($9,950-$700).

Note: Withdrawals of income may be subject to a ten percent federal income tax penalty if you are younger than 59 1/2 at the time you make the withdrawal.

II. DEATH BENEFIT CALCULATIONS

EXAMPLE A -- OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TWO

Example A assumes the following:

      (1)   You make a Contribution of $10,000.

      (2)   You die at age 65 during the second Contract year.

      (3)   The value of your Contract at the time of your death was $12,000.

      (4)   You have not made any withdrawals.

The following applies to this Example:

            (a) Adjusted Contributions equal $10,000, because you have not made any withdrawals.

            (b) No seventh year stepped-up death benefit is available because death occurred prior to the seventh year Contract anniversary.

            (c) The Contract value is $12,000 and therefore greater than Adjusted Contributions.

            (d)   The death benefit is $12,000.

EXAMPLE B -- OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except that in this Example the Contract value at death is $9,500.

The following applies to this Example:

            (a)   The Adjusted Contributions are greater than the Contract
                  Value.

            (b)   The death benefit is $10,000.

EXAMPLE C -- OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TEN

Example C assumes the following:

      (1)   You made a single Contribution of $10,000.

      (2)   You die at age 65 during the tenth Contract year.

      (3) The value of your Contract on the seventh Contract anniversary was $18,000.

      (4)   The value of your Contract at death was $17,000.

      (5) You made a withdrawal of $1,500 in the sixth Contract year at which time the value of your Contract was $15,000 before you made the withdrawal.

The following applies to this Example:

            (a) Adjusted Contributions are equal to $9,000. (At the time you made the withdrawal the value of your Contract was reduced by 10% ($1,500/$15,000 = .10). Therefore, Adjusted Contributions are reduced by 10% ($10,000 - ($10,000 x .10) = $9,000).

            (b) The value of your Contract on the seventh Contract anniversary ($18,000) was greater than that at the time of your death ($17,000) and greater than Adjusted Contributions ($9,000).

            (c)   The death benefit is $18,000.

EXAMPLE D -- OWNER AGE 77 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except that in this Example you die at age 77.

The following applies to this Example:

            (a) The death benefit is $12,000 less any CDSC which applies at the time the death benefit or any portion is withdrawn.

            (b) Any applicable CDSC will be calculated as set forth under Examples of Withdrawals and Contingent Deferred Sales Charges above.

EXAMPLE E -- OWNER AGE 87 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except in this Example you are 87 at the time you die.

The following applies to this Example:

            (a) Since you were beyond age 85, the death benefit will be limited to the value of your Contract, less any CDSC applicable at the time the death benefit or any portion is withdrawn.

            (b) Any applicable CDSC will be calculated as set forth under Examples of Withdrawals and Contingent Deferred Sales Charges above.

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